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                                                                 EXHIBIT 10.4a

                          LEASE MODIFICATION AGREEMENT

      This Lease Modification Agreement made and entered into as of this day of February, 1997, by and between SEABOARD PROPERTY MANAGEMENT, INC, RECEIVER ONE DOCK STREET a Delaware corporation, having its principal office at Two Stamford Landing, Stamford, CT 06902, (herein referred to as "Landlord"), and INTELLIGENT INFORMATION INCORPORATED, a Delaware corporation, having an office at One Dock Street, Stamford, Connecticut 06901 (herein referred to as "Tenant").

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant entered into a Lease Agreement dated April 27, 1995, (herein referred to as the "Lease") wherein and whereby the Landlord leased to Tenant and the Tenant hired from the Landlord approximately 3,217 square feet in the building known as One Dock Street, Stamford, Connecticut and;

      WHEREAS, Tenant desires to expand and lease an additional 1,830 square feet on the fifth floor and to modify the Lease accordingly.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, each to the other in hand paid, IT IS AGREED as follows:

      1. All terms contained herein with initial capitalization shall have the same meanings as set forth in the Lease, except as modified hereby.

      2. Tenant will expand to include an additional suite on the fifth floor as per the attached Exhibit 1, comprising 1,830 square feet. The new total rentable area will comprise 5,047 square feet.

      3. The Lease Commencement for the additional space will be April 15, 1997.

      4. The Lease term for the original space and the additional space will expire on March 31, 2002.

      5. Article 2 of the Lease entitled "Demised Premises, Rent and Term" is hereby modified to be consistent with the following:

                  Year 1   $68,134.50 annually.
                  Year 2   $70,658.00 annually.
                  Year 3   $73,181.50 annually.
                  Year 4   $78,228.50 annually.
                  Year 5   $83,275.50 annually.

      6. Article 1. of the Lease is hereby modified to be consistent with the following:

                  Tenants share of the Electric Expense shall be: 6.01% Tenants share of the Operating Expense Increases shall be:
                  6.01%
                  Tenants share of the Real Estate Taxes Increases shall be:
                  6.01%

      7. Landlord will, at its sole cost and expense complete all of the work required to complete the work described in the attached drawings by CPG Architects.

      8. The number of parking spaces granted to Tenant hereunder for the additional space shall equal fifteen (15).

      9. The amount of the Security Deposit is increased to $11,355.75. Landlord hereby acknowledges that it is currently holding a security deposit in the amount of $5,625.00 which will be credited toward the above described amount.

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      10.   Exhibit 6 will be modified as follows:

            Tenant will have the option to extend the term for a period of five
            (5) years. The fixed minimum rent shall be modified to an amount equal to 90% of the Fair Market Rent, as per the same formula as in the original Lease Agreement.

            Tenant may install up to an additional four (4) satellite dishes on the roof. The location of these and the installation procedure shall be subject to Landlord's approval.

      11. Provided Tenant is not in default under any of the terms of the Lease Agreement, Tenant will have the option to terminate the lease at the end of the third year of the Lease Modification Agreement subject to (120) days written notice and a payment to Landlord equal to the cost of the unamortized expenses incurred by Landlord in connection with this Lease Modification Agreement. In addition, Tenant may terminate this Lease in the event of a non-correctable permanent or intermittent loss or corruption of the data flow of the satellite transmission reception to the satellite dishes.

      12. The Tenant represents that it has dealt with no broker in connection with this Modification.

      13. All of the defined terms contained in Article 1 of the Lease are hereby amended to comport with the modifications contained herein.

      14. All other terms and conditions of the Lease are otherwise deemed ratified, continued and unaffected by the changes herein.

      15. It is understood and agreed that this Modification is submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it has been executed by the Landlord and delivered to the Tenant or Tenant's attorney.

      16. The Lease, as hereby modified, shall be binding upon the parties hereto, their successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have each respectively caused this Second amendment of Lease to be executed, authorized and delivered as of the day and year first above written.


                              INTELLIGENT INFORMATION INCORPORATED.

                              By:
                                  ----------------------------------
                                  Its: Controller/Asst Treasurer


                              SEABOARD PROPERTY MANAGEMENT, INC
                              RECEIVER ONE DOCK STREET

                              By:
                                  ----------------------------------
                                  Its: President